FIRST AMENDMENT TO NET LEASE AGREEMENT


     THIS AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 26 day of September, 2001, by and between AEI Net Lease Income & Growth Fund XX Limited Partnership ("Fund XX"), AEI Income & Growth Fund 23 LLC ("Fund 23"), AEI
Income & Growth Fund XXI Limited Partnership ("Fund XXI"), and AEI Real Estate Fund 85-A Limited Partnership ("Fund 85-A"), whose address is 1300 Minnesota World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101 ("Lessor")(fax #651 227
7705), and Kona Restaurant Group, Inc., a Delaware corporation, whose address is 3555 Ranch Road, 620 South, Austin, Texas 78734 ("Lessee") (fax # 512 263 8055);

                          WITNESSETH:

     WHEREAS, Lessor is the fee owner of a certain parcel of real property and improvements located at Austin, Texas, and legally described in Exhibit "A", which is attached hereto and incorporated herein by reference and shall substitute for the Exhibit A heretofore attached to the Lease (as defined below); and

       WHEREAS, Lessee has constructed the building and improvements (together the "Building") on the real property described in Exhibit "A", which Building is described in the plans and specifications heretofore submitted to Lessor; and

     WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated March 8, 2001 (the ?Lease?) providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

     NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

     (A) The term of this Lease ("Term") shall be the period commencing March 8, 2001 ("Occupancy Date") through the effective date hereof, plus seventeen (17) consecutive "Lease Years", as hereinafter defined, commencing on the effective date hereof, with the contemplated initial term hereof ending on September 30, 2018.

   (B) The first full Lease Year shall commence on the date of this First Amendment and continue through September 30, 2002.
Each Lease Year after the first Lease Year shall be a successive period of twelve (l2) calendar months.


2.   Article 4(A) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

  (A) Annual Rent Payable for the first Lease Year: Lessee shall pay to Lessor an annual Base Rent of $240,765.00, which amount shall be payable in advance on the first day of each month in equal monthly installments of $4,012.75 to Fund XX, $4,414.02 to Fund 23, $5,015.94 to Fund XXI, and $6,621.04 to Fund 85-A. If
       the first day of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent.

3. Lessee has accepted delivery of the Leased Premises and has entered into occupancy thereof;

4. Lessee has fully inspected the Premises and found the same to be as required by the Lease, in good order and repair, and all conditions under the Lease to be performed by the Lessor have been satisfied;

5. As of this date, the Lessor is not in default under any of the terms, conditions, provisions or agreements of the Lease and the undersigned has no offsets, claims or defenses against the Lessor with respect to the Lease.

6. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

                     LESSEE:  Kona Restaurant Group, Inc.,

                                   By: /s/ Pete Turner
                                   Its: CFO




LESSOR:

               AEI  NET  LEASE  INCOME & GROWTH FUND  XX  LIMITED
               PARTNERSHIP

               By:  AEI  FUND  MANAGEMENT XX, INC.,  a  Minnesota
                    corporation

               By:  /s/ Robert P Johnson
                        Robert P. Johnson, President



               AEI INCOME & GROWTH FUND 23 LLC

               By:  AEI  FUND MANAGEMENT XXI, INC., a  Minnesota
                    corporation

               By:  /s/ Robert P Johnson
                        Robert P. Johnson, President



               AEI INCOME & GROWTH FUND XXI LIMITED PARTNERSHIP

               By:  AEI  FUND MANAGEMENT XXI, INC.,  a Minnesota
                    corporation

               By: /s/ Robert P Johnson
                       Robert P. Johnson, President



               AEI REAL ESTATE FUND 85-A LIMITED PARTNERSHIP

               By:  NET  LEASE MANAGEMENT 85-A, INC., a Minnesota
                    corporation

               By:  /s/ Robert P Johnson
                        Robert P. Johnson, President







GF # 20010017
Owner Policy No. 44-905-100-20010017



                           EXHIBIT "A"
                           DESCRIPTION

Tract 1:

Lot 1C, SECOND RESUBDIVISION OF LOT ONE BLOCK F, SUNSET VALLEY VILLAGE SUBDIVISION SECTION ONE, a subdivision in Travis County, Texas, according to the map or plat of record in Document No. (s) 199900324, Official Public Records of Travis County, Texas.

FIELDNOTE DESCRIPTION:

Of a 1.979 acre tract of land situated in the City of Sunset Valley, Travis County, Texas, being Lot 1C, Second Resubdivision of Lot One, Bock "F", Suset Valley Village Subdivision Section
One, a Subdivision of record in Document No. 199900324 of the Official Public Records of Travis county, Texas; said 1.979 acres being more particularly described by metes and bounds as follows:

Beginning at a 1/2 inch iron rod found at the point of intersection of the Easterly right-of-way line of Brodie Lane (95; R. O. W.) being the northeasterly corner of that certain
0.653 acre right of way dedication to the City of Sunset Valley of Record in Volume 13134, Page 961 of the Real Property Records of Travis County, Texas with the southerly right-of-way line of that certain 110' right-of-way dedication to the City If Sunset Valley by Deed of Record in Volume 13134, Page 1008 of said Real Property records, same being the most northwesterly corner of said Lot 1C;

Thence, leaving the easterly line of Brodie Lane, along the southerly line of said 110' right-of-way dedication, being the northerly line of said Lot 1C, same being the northerly line hereof, the following two (2) courses and distances:

1) S61 degrees 27 minutes 36 seconds East, a distance of 136.43 feet to a 1/2 inch iron rod found for the point of curvature of a curve to the right;

2) Along said curve to the right having a radius of 545.00 feet, a central angle of 13 degrees, 06 mins. 50 seconds, an arc distance of 124.74 feet and a chord which bears S54 degrees 54 mins. 11 sec. E, a distance of 124.47 feet to the end of said curve, to a cut "X" found in concrete being the northeasterly corner of Lot 1B of said second resubdivision of Lot One, Block "F", for the northeasterly corner hereof;

Thence, leaving the southerly line of said 110' right-of-way dedication, along the common lines of said Lot 1B and Lot 1A of said second reubdivision of Lot One, Block "F", along the irregular easterly and southerly lines hereof, the following four
(4) courses and distances:

1) S28 degrees 28 minutes 47 seconds West, a distance of 261.34 feet to a PK nail found for an angle point hereof, being the southwesterly corner of said Lot 1B;

2)   N61 degrees 31 minutes 13 seconds West, a distance of  20.56 feet to a 1/2 inch iron rod found for an angle point;

3)  S28  degrees 28 minutes 47 seconds West, a distance of  62.96 feet to PK nail found for the southeasterly corner of said Lot 1C and hereof;

4) N61 degrees 31 minutes 13 seconds West, a distance of 239.51 feet to a PK nail found in the easterly line of Brodie Lane, being the westerly line of said Lot 1A, for the southwesterly corner of said Lot 1C and hereof;

THENCE, N28 degrees 28 minutes 47 seconds East, along the easterly line of Brodie Lane, being the westerly line of said Lot 1C, same being the Westerly line hereof, a distance of 338.78 feet to the point of beginning, containing an area of 1.979 acres (86,193 square feet) of land, more or less, within these metes and bounds.

NOTE: THIS COMPANY DOES NOT REPRESENT THAT THE ABOVE ACREAGE  AND
/OR SQUARE FOOTAGE CALCULATIONS ARE CORRECT.

Tract II:

Non-exclusive easement for vehicular and pedestrian access, parking and utilities as created and more particularly described under Section 3.1 and 3.2 and shown on Exhibit "C" of that certain reciprocal easement and development agreement with restrictive covenants recorded in Volume 13325, Page 1780 and recorded in Volume 13667, Page 2563, of the Real Property Records of Travis County, Texas.

Tract III:

Non-exclusive easement for vehicular and pedestrian access as created and more particularly described under Section 3.1 and 3.2, and as shown on Exhibit "C" of that certain reciprocal access easement agreement with restrictive covenants recorded in Document No. 1999113951 of the Real Property Records of Travis County.